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Exhibit 99.1

[LOGO]

PRUDENTIAL EQUITY GROUP

TECHNOLOGY MEETING

OCTOBER 27, 2005

ED BRAUN

CHAIRMAN AND CEO

VEECO PROVIDES ENABLING TECHNOLOGY IN PROCESS EQUIPMENT AND METROLOGY FOR MULTIPLE GROWTH MARKETS

Data Storage

[PICTURE]

1" Drives for CE; iPod, Cell Phones, Perpendicular TFHs

Semiconductor

[PICTURE]

90 and 65nm; 300mm

LED/Wireless

[PICTURE]

HB-LEDs, Automotive, Camera Cell Phones, LCD TV

Scientific Research

[PICTURE]

Nanotech & Life Science

[LOGO]

VEECO LEVERAGES CORE TECHNOLOGIES IN GROWTH MARKETS

WE PROVIDE “KEY TECHNOLOGIES” FOR HIGH GROWTH/ EMERGING OPPORTUNITIES

[PICTURE]

ADD MATERIAL (DEPOSITION)

  Ion Beam Deposition (IBD)
  Physical Vapor Deposition (PVD)
  Molecular Beam Epitaxy (MBE)
  Diamond-Like Coating (DLC)
  Metal Organic CVD (MOCVD)

[PICTURE]

REMOVE MATERIAL

  Ion Beam Etch (IBE)
  Reactive Ion Beam Etch (RIBE)
  Precision Lapping/Slicing

[PICTURE]

IMAGE, MEASURE & MONITOR

  Atomic Force Microscopy (AFM)
  Scanning Probe Microscopy (SPM)
  Stylus Profilers
  Optical Profilers
  Interferometers
  Quasi-static Magnetic Measurements

MARKETS WE SERVE...

2004 REVENUE ($390M;UP 40%)

9 MONTHS 2005 REVENUE $297M UP 3%

EBITA UP 62%

[CHART]

% of Veeco Revenue

Multiple markets provide stable growth …Broader opportunities than silicon semiconductor …2005 Growth in Data Storage and Semiconductor

FOCUS ON PROFITABILITY… GROSS MARGIN AND EBITA IMPROVE 2% PTS. EACH QUARTER OF 2005

[GRAPH]

2005 forecasted EBITA nearly doubles Y/Y on a 3% revenue increase

ENABLING SOLUTIONS ADDRESS COMMON CHALLENGES ACROSS MULTIPLE END-MARKETS

Process Equipment

  Enabling Solutions

  Ion Beam Etch & Deposition
  Physical Vapor Deposition
  Molecular Beam Epitaxy
  Metal Organic CVD
  Diamond-Like Carbon
  Lapping, Dicing & Slicing

Metrology

  Automated Atomic Force Microscopes
  Research AFMs and SPMs
  Stylus Profilers/Optical Interferometers

Core leadership technologies, capable of R&D and manufacturing applications, key to multi-market penetration

[CHART]

VEECO INVESTMENT THEMES

  In the post PC era… handheld wireless/mobility and connectivity are the next market “driver”…the convergence of microdrives, HB-LEDs, color displays, and wireless technology will enable a wave of new high volume, digital consumer electronics for mass markets…”Miniature” hard drives are a significant enabler
  High cell phone penetration..1.5B units now…3B units by 2009…are a model base for new video, text messaging, music applications…bringing the desktop PC experience to a new class of handheld devices
  Veeco’s diverse market strategy and product technology mix allows us a broader customer base than most other semi equipment companies
  Veeco well-positioned to benefit from growth in “converging” data storage, semiconductor, HB-LED display opportunities…based on Veeco’s core technologies

VEECO SERVES INDUSTRY LEADERS IN MULTIPLE MARKETS

MARKETS	PRODUCTS	CUSTOMERS
Data Storage	#1 Equipment Supplier for TFMHs; Etch, Deposition, Lapping, Slicing, Dicing and Metrology COMPETITION: ANELVA	[LOGOS]
LED/Wireless	Only Broad line Equipment and Metrology Supplier MBE, MOCVD (Epitaxial Deposition) and Metrology COMPETITION: AIXTRON	[LOGOS]
Semiconductor	#1 3D AFM Metrology Automated Atomic Force Microscopy and Optical Profilers COMPETITION: KLA (NON AFM) HITACHI, ADE	[LOGOS]
Scientific Research	#1 AFMs, SPMs and Optical Profilers Breadth of research solutions	[LOGOS]

THE NEXT BIG GROWTH OPPORTUNITY

…beyond the PC…wireless mobility and connectivity…a new class of technology products

A $150B DIGITAL CONSUMER ELECTRONICS MARKET BY 2007

$150B	Consumer Electronics Opportunities
$60B	High Chip, LED, color display, storage content (40%)
$10B	Capital Equip. required (17%)

[PICTURE]

DRAMATIC CONSUMER PRODUCT GROWTH (CG’04-’08)

Sources: IDC, 2004; Strategies Unlimited 2004

Enabled by the convergence of semiconductor chips, wireless chips, microdrives, high resolution color displays, and high brightness LEDs

+35.9% CAGR

[PICTURE]

HDD for DVR/DVT

+61.4% CAGR

[PICTURE]

HDD for GPS; Auto Nav.

+33.6% CAGR

[PICTURE]

HDD for Digital Cameras, Audio/Video Player

+145.7% CAGR

[PICTURE]

Flat Panel Display Backlighting

+159.2% CAGR

[PICTURE]

HB-LED Headlights

+71.2% CAGR

[PICTURE]

Home Media Server

[PICTURE]

Wireless Mobile

Consumer Products

NEW CONSUMER ELECTRONICS BASED ON MICRODRIVE, HB LED, COLOR DISPLAY TECHNOLOGY… consumer electronics manufacturers continue to select hard drives for high capacity video applications

Apple launches new video iPod w/30G HDD	[PICTURE]
Samsung introduces new Smart Phone with 3G HDD	[PICTURE]
HP new photo printer with HDD	[PICTURE]

Hard Drives offer a 20:1 cost advantage over flash at higher capacity storage levels

VEECO’S 2005

FINANCIAL MODEL

Updated 10/24/05

Revenue (by Business Segment)

Gross Margin

Profitability

THE 2005 REVENUE MODEL by Business Segment

PROJECTED REVENUE/PRODUCT MIX CHANGE FOR 2005 (updated 10/24/05)

CURRENT 2005
	Original Guidance (January ‘05)				FORECAST
	2004	2005 CHANGE	2005 RANGE	DRIVEN BY	(10/24/05)
Ion Beam and Mechanical Equipment (IBE/IBD/Slider)	$134M	+15 TO +18%	$154M TO $158M	Strong Consumer Electronics Data Storage Growth	$160M	+19%
Epitaxial Equipment (MOCVD/MBE)	$93M	-24 TO -27%	$68M TO $71M	2005 LED industry decline	$60M	-36%
Metrology (Auto AFM/Research AFM and Optical)	$163M	+3 TO +5%	$168M TO $171M	Growth in Auto AFM (up 25%) and Optical Metrology	$180M	+10%
Total	$390M		$390M TO $400M	Overall Veeco up ~3%		$400M +3% IN LINE WITH PLAN

Revenue mix change favors Veeco’s higher gross margin products (Ion Beam and Metrology)

THE GROSS MARGIN MODEL 2005 (updated 10/24/05)

IMPROVED GROSS MARGINS IN EACH BUSINESS SEGMENT

				*CURRENT	*CURRENT	PRELIM.
		‘05 QUARTERLY INCREASE	‘05	Q4	2005 YEAR	2006
	‘04 YEAR		YEAR	FORECAST	FORECAST	TARGET
Ion Beam and Mechanical Equipment (IBE/IBD/Slider)	34%	36% - 44%	42%	44%	42%	44-46%
Epitaxial Equipment (MOCVD/MBE)	23%	25% - 33%	30%	24%	20%	35-40%
Metrology (Auto AFM/Research AFM and Optical)	52%	52% - 55%	53%	54%	52%	53-55%
				IN LINE WITH PLAN
Total	38.9%	40% - 46%	43-44%	46%	43-44%	47-48%

  Overall Veeco performance in line; helped by strong Ion Beam and Metrology revenue and gross margin growth
  In Q3, 90% of Veeco revenue had a 47% GM (MOCVD lagging)
  MOCVD improvements (GaNzilla II) will appear in Q1/Q2 ‘06

“THE 2005 INCOME MODEL”

Q3 marks the fourth consecutive quarter of improved GROSS MARGIN, while EBITA has improved each quarter of 2005

IMPROVE GROSS MARGINS 2% PER QUARTER

	Q1		Q2		Q3		Q4	2005 YR	2004 YR
Sales	100%		100%		100%		100%	100%	100%
Gross Margin	40%		42%		44%		46%	44%	40%
Operating Expenses	37%		37%		36%		36%	36%	36%
EBITA	3 2.8 Actual	% %	6 6 Actual	% %	8 8.2 Actual	% %	10 Forecast %	$25M-$27M 7%-8% Forecast	$13.9M 4 Actual %

As a result of Gross Margin and EBITA growth in ) each of the last 3 quarters, our 9 months EBITA is up 62% on relatively flat revenue

Forecasted EBITA nearly doubles (‘05 vs. ‘04)

Quarterly profitability improves consistent with original profit growth initiative

DATA STORAGE

DATA STORAGE… growth continues, Q3 revenue $50M, up 85% Y/Y; up 6% sequentially

  Digital consumer electronics will continue to drive growth in the HDD industry over the next several years… CE forecasted to grow 39%/year through 2008… Sub 1.8” drives to penetrate

•         set top boxes (DVR/DTV)

•         digital cameras/cell phones (could be 100 million drives); Both Nokia and Samsung introducing hard drive cell phones

•         information appliances

•         “pocket” drives (carry your life/medical history)

•         automotive GPS

  Continued proliferation of new consumer drive products…approaching 40GB microdrives and 1TB desktop
  Overall industry drive revenue forecasted to grow > 20% in 2005 (consumer applications)
  Heads per drive are increasing with 2005 forecasted growth (up 20%) to 900 million heads from 740 million in 2004
  Veeco’s increased breadth of technology provides strategic value to our customers… (8) new product introductions include ALD/PVD/DLC/next generation slider mechanical processing… all revenue in 2006

  Veeco Q3 Data Storage orders $33.6M, up 78% from Q304, down 44% sequentially; 9 months orders $139.2M, up 54%
  Q3 included multi-million dollar orders from all (5) WW TFMH manufacturers including Ion Beam Etch/Deposition, AFM and Optical Metrology. 2nd Auto AFM ordered in Data Storage
  Expect 2005 orders of $180M to be up 40% Y/Y…additional growth expected in 2006, reflecting further penetration of consumer drives (PVR/DVR set top boxes, information appliances, video iPods, etc)
  Veeco Ion Beam 2005 revenue expected to increase to $141M, up 24%, at 45% GM, 16% EBITA
  2006 Data Storage spending to be a combination of capacity (CE growth) and new technology (perpendicular recording, femto heads, conversion to 200nm wafer size, and increased areal density to differentiate HDD vs flash)
  Veeco Auto AFM now penetrating tighter tolerance data storage wafer applications (3 systems ordered in ‘05)

DATA STORAGE-MULTI YEAR INVESTMENT IN CAPACITY AND NEW TECHNOLOGY… provides Veeco with continued growth

15% Industry Growth Forecasted for HDD Industry Through 2007

	2003	2004	2005	2006	2007	‘04-’09 CG
Industry HDD Production Growth	250	306	373	426	475
(units M)	—	17%	22%	14%	11%	15%
Industry HDD Revenue Growth	22.0	23.0	27.3	30.2	33.3
($B)	—	4%	18.6%	10.9%	10%	11.7%
Veeco Data Storage Revenue ($M)	$90.6M	$123.9M	$175M F	$200M F	$230M F	‘04-’07
Growth	-6%	+36%	+41%	+10-+15%	+10-+15%	+23 CG %
Market conditions	No areal density investment	Areal Density Growth 30% per year GMR	Consumer Electronics with embedded storage (1” drive) Higher areal density	-Perpendicular recording (‘07 in manufacturing) -Femto sliders -1’ dia drives -Transition to 200nm wafers
New Products			New Nexus IBE/IBD/DLC product intro TMR	-New Slider Tools (saws/lapping) -New PVD/ALD deposition -Advanced Metrology Auto AFM

CONSUMER APPLICATIONS ENABLE EXPONENTIAL HARD DRIVE GROWTH… unit growth to double and triple

[CHART]

Source : Hitachi GST Estimate

DATA STORAGE HARD DRIVE GROWTH
CONSUMER ELECTRONICS ADOPTION

Growth in CE and traditional computer markets

[GRAPH]

Source: IDC Mar2005

CAGR (2004-2008)
Consumer Electronics	39%
Traditional (PC, Laptop, Enterprise)	9%
Total	15%

Industry shipment of PC’s grew 15% in September quarter

DATA STORAGE HOME OF THE (NEAR) FUTURE

By 2010 each household will include 10 HDD’s*

Mobile Applications

New Microdrive (.85 dia.) [PICTURE]

MP4 Video [PICTURE]

Laptop [PICTURE]

MP3 Music (i.e., iPod) [PICTURE]

Mobile Phone [PICTURE]

Automobile GPS Navigation [PICTURE]

Home Applications

Home Media Server [PICTURE]

TiVo/DVR [PICTURE]

Entertainment Centers/PCs [PICTURE]

Game (Xbox, PlayStation, etc) [PICTURE]

* Source: Hitachi Global Storage Technologies

DATA STORAGE…Hard Disk Drive Unit Growth…Consumer Electronics Segment Will Approach Size Of Computer Market Segment

[CHART]

VEECO: A STRATEGIC PARTNER TO TFMH SUPPLIERS…IN EVERY STEP OF THE MANUFACTURING PROCESS

[CHART]

[CHART]

UNPRECEDENTED TECHNOLOGY AND FORM FACTOR CHANGES OCCURRING SIMULTANEOUSLY

TFMH Technology Changes Drive Capital Equipment Growth

[CHART]

Areal density roadmap increases (50%) per year toward CPP (perpendicular recording) capable of 1 Terabit/in² (2008)…will require new manufacturing technology

Microdrives

[PICTURE]

Slider Shrinks (FEMTO)

[PICTURE]

Perpendicular Recording Development

[PICTURE]

NEXT GENERATION THIN FILM HEAD STACKS… demand new materials, thinner films and tighter interfaces

[CHART]

VEECO’S BROAD RANGE OF PROCESS TECHNOLOGIES WILL ENABLE NEXT GENERATION DATA STORAGE TFMH PRODUCTION

[CHART]

Conceptual Veeco “Cluster Tool” combines breadth of process technologies

SEMICONDUCTOR

IN SEMICONDUCTOR …Q3 revenue $12.2M, up 18% Y/Y; 9 months revenue $46.5M, up 19%

  Despite our initial 2005 expectations of an industry-wide Semi Capex softening…we see continued world wide acceptance of our Auto AFM in Wafer Fabs for 90nm and 70nm, 300M applications
  Veeco Auto AFM 2005 revenue expected to reach $50M, up 25% y/y, with 54% GM and 22% EBITA (2005 EBITA will triple y/y); Total Veeco AFM revenue expected to be $129M (up 10%) with 20% EBITA
  In general, our AFM sales will be paced by leading edge 90/70 nm deployment in 2005
  KLA, a key competitor, has withdrawn their Auto AFM product (beta site units have been returned)
  Strong customer acceptance of Veeco’s X1D and X3D AFM products for etch/CMP/lithography applications
  New interest in line edge roughness, side wall angle and litho CD control…at 90/70 nm nodes

VEECO HAS PENETRATED KEY SEMICONDUCTOR CUSTOMER BASE (growth in foundries)

•         IDMs

Intel

Samsung

Micron

IBM

Hynix

Toshiba

ST Micro

AMD

Infineon

TI

•         Foundries

TSMC

UMC

UMCi

SMIC

Promos

Inotera

•         Tech. Dev. Centers

IBM

TSMC

UMC

AMD

Infineon

Sematech

Leti

Selete

TI

CNT

Veeco expanded applications support identifying new “AFM applications”

9 out of 10 Top Semi Customers use Veeco’s AFM solutions

VEECO’S SEMICONDUCTOR OPPORTUNITY: SHRINKING DIMENSIONS REQUIRE 3D METROLOGY

  Veeco has the broadest line of 3D AFM non-destructive Metrology solutions
  Our goal is to be a step ahead of industry roadmap…90…65…45nm
  Top 10 semi device manufacturers have at least one AFM in line wafer fab — 300 systems installed…TAM 10 per fab
  Veeco tip development roadmap addresses leading edge 45nm and 25nm applications

26nm lines in R&D sample

[PICTURE]

Veeco Dimension X3D and 65nm scan

LEADING ATOMIC FORCE MICROSCOPE TIP TECHNOLOGY

Veeco tip development roadmap addresses leading edge 45nm and 25nm applications

[PICTURE]

  Recent JDP with Leti and Team NanoTech for advanced tip development
  Next-gen tips required to meet industry roadmap and improve customers’ CoO

AFM APPLICATIONS ‘LAB-TO-FAB’

RESEARCH & SCIENTIFIC (installed base >7000 systems)

[PICTURE]

Topography

[PICTURE]

Atomic Scale Meas.

(Copper seed layer)

Magnetics

[PICTURE]

Polarization Meas.

(BiFeO3 spheres)

Life Science

[PICTURE]

Non-destructive

(SARS virus)

Nano ‘Pull / Position”

[PICTURE]

Nano-manipulation

& PicoForce

PRODUCTION FAB (installed base >300 systems; Data Storage applications emerging)

[PICTURE]

CMP

[PICTURE]

Etch

[PICTURE]

Litho Resist

[PICTURE]

Litho Masks

[PICTURE]

LED/WIRELESS

LED/WIRELESS…Q3 revenue $9.5M, down 73% appears to have bottomed; orders $14.6M, up 10% sequentially

  Expected 2005 industry LED capex decline to be over 30% as 2004 equipment excess is absorbed
  Next LED growth wave…large area flat panel LCD TVs backlighting, automotive lighting and specialty architectural lighting expected in 2006
  The LED market is forecasted to double from $3.5B to $7.0B in the next 5 years driven by Blue/Green/White LED penetration evolving beyond keypad and color display backlighting

•         Large area LCD TV (Sony/Samsung/Philips announcing 20”/40” TV’s)

•         Automotive tail light/turn signals/interior light, eventually headlights

•         Specialty lighting for buildings/bridges/museums/airports high resolution signs and eventually to general illumination in homes and offices penetrating the $12B/year world-wide lighting business (2008 to 2010 timeframe)

  Veeco introduced new GaNzilla II (MOCVD tool) with improved reliability, uniformity and brightness (and improved gross margin)
  Veeco announces acceptance of first (2) new GaNzilla II systems:

•         One in Korea…LG

•         One in Taiiwan…HUGA

•         Both report improved uniformity (tighter binning ) reliability, thruput and brightness

  GanZilla II technology also available as an upgrade kit to our large installed base of GaNzilla I’s (60 systems)…high gross margins, $500K upgrade kit

LEDS IN MOBILE PHONES…over 45 LED chips per phone ~670M phones sold in 2004

  Color LCD Display
  Camera Phone—Flash LED (camera phones will show rapid growth ‘04-’07)
  Mid-end using 11 LED, High-End using 24 LED

4 or 1 chip

[PICTURE]

White Multi LEDs for Camera flash

3 White or RGB white more than 2cd

3 chips

[PICTURE]

Multi chip indicators

[PICTURE]

Main : 3 chip (sub-display :2)

[PICTURE]

Sideview White for color displays

1.0/0.8/0.6t

600mcd ~1cd

8 ~ 12 chips

[PICTURE]

Slim SMD Blue or White for keypads

0.35t

MOCVD — CRITICAL FIRST STEP FOR HB-LEDs

  The epitaxial structure continues to be the heart of the LED device

•         Controls color (wavelength)

•         Brightness (lumens output)

•         Electrical properties

  MOCVD is the enabling technology for epitaxial growth of HBLEDs

•         Provides precise control of gas flows and composition for color control

•         Flexibility to engineer device designs for optimum brightness (light output)

  Veeco provides both MOCVD (GaN) and MBE (GaAs) solutions

[PICTURE]

LED FORECAST…GaN HB LED market continues to grow (22% CAGR ‘05 to ‘09)

[GRAPH]

Source: Strategies Unlimited

HIGH BRIGHTNESS LIGHT EMITTING DIODES (HB-LEDS)

GaN-based HB-LEDs

[GRAPH]

Primary Growth Demand

Timeframe	Application
2015-2020	General Illumination
2010-2015	Automobile Headlights
2005-2010	Large LCD Backlights
2000-2005	Mobile Phone Backlights

SOLID STATE LIGHTING GROWTH OPPORTUNITY

Red, Green, Blue HB-LEDs >20% CAGR

[CHART]

EPITAXY ROADMAP… “BRIGHTNESS” DEFINES NEXT GENERATION VEECO MOCVD

GaN HB-LEDS

[CHART]

GANZILLA II MOCVD VALUE PROPOSITION

[PICTURE]

	FEATURE	BENEFIT
1.	New Flow Flange	Narrower Binning = Higher Yields
2.	Heater Filament	Improved Reliability
3.	Advanced controls	Improved Reliability
4.	PyroControl & RealtempTemp	Temp Stability = Higher Yields.
5.	Automation	Increased thruput

[GRAPH]

Value Proposition:

Superior Productivity from Higher Throughput and Narrower Device Binning

THE IMPORTANCE OF GaN EPI FILM QUALITY

[PICTURE]

High Current Quality

$3 ($1 die)

[PICTURE]

$7500 (40” LED Backlight TV)

Standard Quality

$0.3 (10 cent die)

[PICTURE]

$7 (LED Dog Collar)

Epitaxy film ‘quality’ and tighter “binning control” determines mix of high end LED and low price LED production

KEY LED APPLICATIONS

Mobile Appliances

[PICTURE]

Cell phones

PDAs

Flashlights

57% growth in LEDs for backlighting in 2004

Expected growth for white “flash” LED and other small displays

Outdoor Signage

[PICTURE]

Large displays

Traffic signals

Storefront lighting

Signage displays continue to become larger and more dynamic

Beijing 2008 Olympics driving adoption in China

LCD Backlighting

[PICTURE]

Flat Panel TVs

Laptops

Retail Display

Color rendering significantly higher than CCFL (100% NTSC)

Adopted for high-end TV units; will increase penetration as price falls

Automotive Lighting

[PICTURE]

Headlamps

Dashboard

Heads up displays

60 million light vehicles produced per year; only 40% use LEDs

Headlamps and DRL will be introduced as brightness continues to increase

General Illumination

[PICTURE]

Interior lighting

Industrial

Event lighting

5% of LED market in 2004, growing fast

Flexibility of light quality and color drives novel applications

5-10 years before major adoption into general lighting

VEECO’S KEY DIFFERENTIATION

Veeco provides integrated products and services throughout the product cycle

Deposition

[PICTURE]

Leading equipment for LED growth / processing

Highest throughput available

Designed for mass production

Metrology

[PICTURE]

Nanoscale measurement

Optimize surface morphology

Brighter, more efficient LEDs

Process

[PICTURE]

World-class applications laboratory

Refine material processes

Strategic collaboration opportunities

SOLID STATE LIGHTING TO PENETRATE $12B GENERAL ILLUMINATION MARKET

2005

[PICTURE]

Incandescent

2015

[PICTURE]

Solid State Lighting

[PICTURE]

•         20% of Global Electricity Demand is for Lighting

•         Solid State Lighting (HB-LED) will Cut Consumption in Half Satellite Composite Photo at Night

SCIENTIFIC RESEARCH

VEECO’S SCIENTIFIC RESEARCH BUSINESS (approximately 100 Research AFMs per quarter)

Nanotechnology

  Nano Metrology
  Nano Manipulation
  Nano Material

Carbon Nanotube Transistor

[PICTURE]

Materials Research

  Semiconductor
  Future Data Storage
  Polymers

Polymers

[PICTURE]

Cu Films

[PICTURE]

Magnetic Storage Media

[PICTURE]

Life Sciences

  Living Cells
  DNA
  Proteomics

DNA

[PICTURE]

Lipids

[PICTURE]

Protein Crystal Detection

[PICTURE]

SCIENTIFIC RESEARCH… Q3 revenue $28.3M, up 11% Y/Y; up 12% sequentially…(orders $25.1M, down 3% sequentially)

  Veeco initiates a new management focus in nanomaterial and life science instrumentation…to accelerate growth of our profitable “table top” AFM/Optical instrument business…beyond material science base
  Our nine months revenue for Research AFM/Optical is $96M, up 7% at approximately 50% Gross Margin and 17% EBITA

WHY THE FOCUS ON “NANO-BIO”?

  Life Science Instrumentation is fastest growing portion of analytical instrumentation business

•         Forecasted to grow 29% CAGR from 2003-2008 (versus 6% overall for the analytical instrumentation market)

  Nanomaterials: $35B market by 2020 ($200M in 2002)
  Industry lacks nanoscale metrology standards: a key bottleneck in development and manufacturing of commercial nano and bio-materials
  Veeco believes that the “nano-bio” instrumentation market is a large growth opportunity — should surpass GNP, electronic industry and information technology growth rates — and we are aligning our new product development programs to this area

NANOTECHNOLOGY “All The World’s Industry Is In Its Path”

[CHART]

AFMs Image, Measure and Manipulate Nanoscale Structures

[PICTURE]

NANOMATERIALS

  Nanomaterials: $35B market by 2020 ($200M in 2002)
  Industry lacks nanoscale metrology standards: a key bottleneck in development and manufacturing of commercial nanomaterials

Veeco and Dow receive a $6M NIST/ ATP to Develop New Nanotechnology tools

VEECO MULTI-MARKET GROWTH OPPORTUNITY

Data Storage

Microdrive growth to enable new wireless consumer products (iPod, MP3 players, camera/cell phones). Development of next generation 160/200 GB drives and advanced development of perpendicular heads for 2007. Industry to add capacity to double HDD unit manufacturing in 3 years

Semiconductor	Complete deployment of 90/65nm, 300mm (8-10 AFMs per fab)
LED/Wireless	New application opportunity for Blue/White LED’s for backlighting of color displays, handheld camera/ cell phone, large area color displays, PDA, Wi Max, automotive, and solid state lighting
Scientific Research	Continued strength of research AFMs/SPMs, characterization of new materials. Nanoscience emerges (life sciences, material sciences, genomics)

The content of Veeco’s enabling technologies increases in new consumer and nanotech applications

FINANCIAL HIGHLIGHTS

VEECO Q3 REVENUE; GROWTH IN DATA STORAGE AND SEMICONDUCTOR

•         Q3 revenue $100.1M, up 3% from prior year, down 3% sequentially from prior quarter, in line with guidance ($95-105M)

•

Revenue by Market		vs Q205 Seq.	vs Q304 Y/Y
Data Storage	$50.1M (record level)	+6%	+85%
Semi	12.2M	-28%	+18%
LED/Wireless	9.5M	-32%	-73%
Scientific Research	28.3M	+12%	+11%
Total	$100.1M	-3%	+3%

  Y/Y increases in Data Storage, Semi, Scientific Research
  Q4 revenue guidance $100-105M

[CHART]

Q3 Revenue by Market

VEECO 9 MONTHS REVENUE …double digit growth in Data Storage and Semi; decline in LED/Wireless

•         9 months revenue $297.3M, up 3% Y/Y; Semiconductor and Data Storage increase

Data Storage	$123.1M	up	31%
Semiconductor	46.5	up	19%
LED/Wireless	45.6	down	37%
Scientific Research	82.1	flat
Total	$297.3M	up	3%

[CHART]

9 Months Revenue by Market

VEECO Q3 ORDERS

•         Q3 orders $84.6M, up 6% from prior year, down sequentially from strong prior quarter; below guidance ($95-105M)

  Our 6 months order rate of $203M…more representative of current business conditions ($100M/qtr)
  Orders by market

		vs Q205	vs Q304
Data Storage	$33.6M	-44%	+78%
Semi	11.3M	-41	-29%	(Q3 missing Ion Beam deposition sale)
LED/Wireless	14.6M	+10%	FLAT %
Scientific Research	25.1M	-3	-17
Total	$84.6M	-29%	+6%

  Book/Bill .84 to 1
  Seasonally weak September quarter in each of the last 5 years…in all cases Q4 orders improved
  Ending backlog ~131M
  Q4 order guidance $90-100M

[CHART]

Q3 Orders by Market

VEECO 9 MONTHS ORDERS

•         9 months orders $302M, down 6%; Strength in Data Storage

Orders by Market

Data Storage	$139.2M	up	54%
Semiconductor	44.7	down	7%
LED/Wireless	41.9	down	60%
Scientific Research	76.2	down	2%
Total	$302.0M	down	6%

•         Book to Bill 1.02 to 1

[CHART]

9 Months Orders by Market

Q3 PROFITABILITY IMPROVEMENT… tracking Gross Margin and EBITA profit growth plan

  Q3 EBITA $8.3M up 36% sequentially, up 10 times prior year Q304, in line with 2% per quarter improvement… to 8% of revenue
  9 months EBITA $16.9M, up 62% Y/Y
  EPS excluding amortization $.14 vs. ($.02) Q304

•         above $.08 to $.13 guidance

•         Above $.12 street consensus

  GAAP EPS $.05, in line with guidance…positive net income $1.6M
  Gross Margin 44.2%, 2.2 GM points above Q2…in line with improvement plan, 8 GM points above prior year 36.4%
  Operating Expenses $36M, down from prior quarter…in line with plan, 36% of revenue
  Cash flow was a positive $2.3M for the quarter
  Balance Sheet cash increased to $111.7M as of September 2005
  Accounts Receivable DSO’s were 61 days
  Inventory decreased $1.0M to $99.5M

STRONG VEECO BALANCE SHEET

($ IN MILLIONS)	September 30, 2005	Dec. 31, 2004
Cash and Investments	$111.7	$100.3
Working Capital	221.8	216.8
Fixed Assets	70.4	73.5
Total Assets	566.1	576.9
Long-Term Debt	229.3	229.6
Shareholders’ Equity	$246.4	$252.4

Q4 2005 GUIDANCE

Q3 2005 GUIDANCE (as of 10/24/05)

  Q4 revenues to be in the range of $100-105 million
  Q4 orders to be in the range of $90-100 million
  Q4 2005 GAAP earnings in the range of $0.03 to $0.09 per share
  Q4 2005 non-GAAP (excluding amortization and revenue changes) earnings per diluted share are expected to be between $0.13 and $0.17 using a 35% tax rate

SAFE HARBOR STATEMENT

  To the extent that this presentation discusses expectations about market condition, market acceptance and future sales of Veeco’s products, Veeco’s future financial performance, or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the challenges of continuing weakness in end market conditions and the cyclical nature of the telecommunications/wireless, data storage, semiconductor and research markets, risks associated with integrating acquired businesses and the acceptance of new products by individual customers and by the marketplace and other factors discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K .

PRUDENTIAL EQUITY GROUP

TECHNOLOGY MEETING

OCTOBER 27, 2005

ED BRAUN

CHAIRMAN AND CEO

RECONCILIATION TABLE

	Three months ended September 30,				Guidance for three months ended December 31, 2005

	2005		2004		Low End		High End
Operating income	$4,213		$(3,542)		$3,250		$5,250
Amortization expense	4,038		4,336		4,000		4,000
Restructuring expense	—		—		1,000		1,000
Earnings excluding certain charges before interest, income taxes and amortization (“EBITA”)	8,251		794		8,250		10,250
Interest expense, net	1,815		1,793		2,000		2,000
Earnings excluding certain charges before income taxes	6,436		(999)		6,250		8,250
Income tax provision at 35%	2,253	(1)	(350	)(1)	2,188	(2)	2,888
Earnings excluding certain charges	$4,183		$(649)		$4,063		$5,363
Earnings excluding certain charges per diluted share	$0.14		($0.02)		$0.13		$0.17
Diluted weighted average shares outstanding	30,360		29,670		30,660		30,660

(1)  The actual income tax expense (benefit) for the three months ended September 30, 2005 and September 30, 2004 was $0.8 million and ($3.2 million), respectively.

(2)  The forecasted income tax expense for the three months end December 31, 2005 high end and low end guidance is $0.6 million and $0.3 million, respectively.

NOTE - The above reconciliation is intended to present Veeco’s operating results, excluding certain charges and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used by management to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information.

RECONCILIATION OF OPERATING INCOME (LOSS) TO EARNINGS

EXCLUDING CERTAIN CHARGES

Veeco Instruments Inc. and Subsidiaries

Reconciliation of operating income (loss) to earnings excluding certain charges

(In thousands, except per share data)

(Unaudited)

	Full Year		Full Year		Full Year
	2005 (Low)		2005 (High)		2004

Operating income (loss)	$7,640		$9,640		$(11,558)
Amortization expense	16,554		16,554		18,465
Merger and Restructuring Expenses	1,000	(1)	1,000	(1)	3,562	(2)
Write-off of inventory	—		—		500	(3)
Asset impairment charge	—		—		816	(4)
Purchase accounting adjustments	—		—		1,498	(5)
Write-off of purchased in-process technology	—		—		600	(6)
Earnings excluding certain charges before interest, income taxes and amortization (“EBITA”)	25,194		27,194		13,883
Interest expense, net	7,920		7,920		8,470
Earnings excluding certain charges before income taxes	17,274		19,274		5,413
Income tax provision at 35%	6,046		6,746		1,895
Earnings excluding certain charges	$11,228		$12,528		$3,518
Earnings excluding certain charges per diluted share	$0.37		$0.41		$0.12
Diluted weighted average shares outstanding	30,269		30,269		30,143

(1) The $1.0 million merger and restructuring charge in the fourth quarter of 2005 is comprised of $1.0 million in severance costs.

(2)  The $3.6 million merger and restructuring charge for the year ended December 31, 2004 consisted of $2.8 million of personnel severance costs and $0.8 million for the internal investigation of improper accounting transactions at the TurboDisc business unit.

(3)  The $0.5 million inventory write-off for the year ended December 31, 2004 was taken in conjunction with the Aii and MTI consolidation due to certain product overlaps.  This charge was included in the cost of sales in the consolidated statements of operations.

(4) The $0.8 million asset impairment charge for the year ended December 31, 2004 related to the consolidation of the Aii and MTI business and pertained to certain long-lived assets that were classified as held for sale as of December 31, 2004.

(5) The $1.5 million in purchase accounting adjustments for the year ended December 31, 2004 is for the required adjustments to gross profit to reflect the required capitalization of profit in inventory and permanent elimination of certain deferred revenue from the TurboDisc and Aii acquisitions.

(6) The $0.6 million write-off of purchased in-process technology for the year ended December 31, 2004 is comprised of a $0.6 million write-off from the MTI acquisition.

NOTE - The above reconciliation is intended to present Veeco’s operating results, excluding certain charges and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used by management to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information.